Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes
7.	Income Taxes

The Company is party to a federal income tax allocation agreement (the “Tax Allocation Agreement”) with Lancaster Re. The Company and Lancaster Re file a separate life consolidated federal income tax return under Internal Revenue Code Section 1504 (c)(1).

The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax contingencies/benefits at December 31, 2017 and 2016. As of December 31, 2017, there were no uncertain tax positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date. No amounts have been accrued for interest or penalties.

The components of the deferred income tax assets and liabilities as of December 31, 2017 and 2016 were as follows:

	December 31, 2017	December 31, 2016
($ in thousands)
Deferred tax assets
Policyholder reserves	$1,351,638	$2,139,431
Deferred acquisition costs	50,739	65,002
Deferred financing costs	2,154	6,311
Investments	—	29,721
Other assets	3,800	5,137

Total deferred tax assets	$1,408,331	$2,245,602

Deferred tax liabilities
Value of business acquired	$(28,356)	$(65,345)
Amounts recoverable from reinsurers	(1,347,620)	(2,172,500)
Intangibles	(1,092)	(1,820)
Investments	(54,605)	—
Other liabilities	(1,243)	(2,251)

Total deferred tax liabilities	$(1,432,916)	$(2,241,916)

Net deferred tax asset (liability)	$(24,585)	$3,686

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that any tax attribute carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) prudent and feasible tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized. The Company had no valuation allowance as of December 31, 2017 or 2016. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

At December 31, 2017 and 2016, the Company had no net operating loss carryforwards, no capital loss carryforwards, or tax credit carryforwards.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31, 2017, 2016 and 2015 were as follows:

	2017	2016	2015
($ in thousands)
Expected federal income tax expense (benefit)	$(2,124)	$16,135	$45,062
Dividends received deduction	(1,960)	(1,960)	(2,443)
Tax reform	(11,461)	—	—
Other	(268)	472	3,475

Total income tax expense (benefit)	$(15,813)	$14,647	$46,094

On December 22, 2017, U.S. Tax Reform was enacted, which made significant changes to federal income tax laws, including, but not limited to: (1) reduction in the overall maximum corporate income tax rate from 35% to 21%; (2) changes to the computations for the dividends received deduction, tax reserves, and deferred acquisition costs; and (3) elimination of the net operating loss (“NOL”) carryback and limiting NOL carryforward deductions to 80% of taxable income for life insurance companies.

The SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address situations where a company does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting under ASC Topic 740 Income Taxes for certain income tax effects of Tax Reform for the reporting period of enactment. SAB 118 allows the Company to provide a provisional estimate of the impacts of Tax Reform during a measurement period similar to the measurement period used when accounting for business combinations. Adjustments to provisional estimates and additional impacts from Tax Reform must be recorded as they are identified during the measurement period as provided for in SAB 118. Because changes in tax laws are accounted for in the period of enactment, and in accordance with SAB 118, the Company provisionally remeasured its deferred tax assets and liabilities based on the 21% tax rate at which they are expected to reverse in the future and has recorded a tax benefit of $11.5 million as a discrete item in the current year provision for income taxes. While we do not anticipate any significant changes to the amounts recorded as of December 31, 2017, the Company continues to analyze the effects of Tax Reform and will record adjustments and additional impacts from Tax Reform as they are identified during the measurement period as provided for in SAB 118.

The discrete tax benefit related to unrealized gains and losses on fixed maturities, VOBA and reserve adjustments will not be amortized out of accumulated other comprehensive income. The Company does not yet know how these federal tax law changes may affect state and local income tax provisioning, but any such impacts are not considered material to the Company’s financial position or operating results.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. Prior to U.S. Tax Reform, the DRD related to variable life insurance and annuity contracts was generally based on a company-specific percentage referred to as the company’s share. U.S. Tax Reform now specifies the calculation to a specific percentage subsequent to 2017. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

The Company is subject to examination by U.S. federal, state, and local income tax authorities. While the Company is not currently under any examinations, tax years 2014 and forward are generally open and available for examination.